CREDIT
SUISSE

LOAN AGREEMENT
(hereinafter referred to as the "Agreement")

between

Inficon Holding AG, Maienfelderstrasse 2, 7310 Bad Ragaz

(hereinafter collectively referred to as "the Borrower")

and

CREDIT SUISSE, Swiss Corporates, CH-8070 Zurich
(hereinafter referred to as "the Bank")

Facility Amount         Credit frame of USD 30'000'000.--

Purpose                 Working Capital Financing

Utilization             -    In the form of a current account overdraft facility
                             in any freely convertible foreign currencies
                             (multicurrency).
                        -    In the form of fixed advances with a maximum term
                             of 12 months in any freely convertible foreign currencies (multicurrency). Fixed advances are due for repayment at maturity.
                        -    in the form of Bid-/Advance Payment-/Performance
                             Bonds
                        -    in the form of Issuance of Letters of Credit for
                             import and/or export transactions, including the issuance of Standby Letters of Credit for transactions of similar nature
                        -    in the form of a margin coverage (minimum 10%) for
                             foreign exchange forward transactions concluded at the Bank subject to the approval of the Bank (at its own discretion) in each individual case.

                        This credit line is also provided against a payment obligation, alternatively but not cumulatively to subsidiaries of the Borrower (subject to the approval of the Bank in each individual case). The Borrower is requested to give the Bank written advice about the actual allocation of the credit frame.

Interest Rate           Current account loan
                        --------------------
                        At present the following interest rates are applied for
                        current account in main currencies:
                        USD          9.0% p.a.
                        EUR          7.75% p.a.
                        CHF          5.25% p.a.

                        The Bank reserves the right to make interest rate adjustments at its discretion without giving prior notice to reflect prevailing money and capital market conditions.


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                        Fixed Advances
                        --------------
                        The Bank will in each case determine the interest rate in line with money and capital market rates.

Credit Commission       0.25% per quarter when used as a current account
                        overdraft facility.

Upfront Fee             0.125% payable upon closing of the Agreement and
                        calculated on the Facility Amount, regardless of usage.

Commitment Fee          0.1% p.a. on the whole amount of the Credit Facility of
                        USD 30'000'000.--, payable quarterly in arrears on the last day of each March, June, September and December.
                        First payment is due on December 31, 2000.

                        This Commitment Fee will be deducted on payable interests and Letter of Credit Fees of all utilizations under this Credit Facility at date of interest rate or Letter of Credit Fee fixing.

Postage and fees        Debited for costs incurred by the Bank.

Account statements      Current account statements will be issued quarterly for
                        debit balances and every six months for credit balances.

                        Fixed advances are debited at maturity.

Termination             This Agreement is valid for 364 days and will
                        automatically be extended for another 364 days unless terminated by one of the parties. For the following years, the same rule applies. Termination of the Agreement may - only with the effect to the end of a 364 days period - be possible with a written notice of 90 days before maturity date.

                        Termination from the Bank or from one of the Borrower of this Agreement will have the following consequences:

                        Any outstanding fixed advance under this Agreement and any other amount owned to the Bank under this Agreement including all amounts under the current account overdraft is due for repayment in full together with accrued interest and fees by the date of termination of this Agreement. If any repayment of an advance is requested otherwise than on the last day of a term the Borrower will pay to the Bank such amount as necessary to compensate it for the respective loss (reinvestment loss).

                        After termination of this Agreement no further Letters of Credit will be issued. Already issued Letters of Credit are not affected by the termination of this Agreement.

Covenants               Pari passu
                        The Borrowers confirm that the loan granted under this Loan Agreement is at least of the same ranking as all other existing or

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                        future direct or indirect obligations of a similar
                        nature.

                        Material adverse change
                        For important reasons beyond the influence of the Bank, in particular if the Bank considers that the Borrowers financial status and/or earnings situation has deteriorated considerably, or if the Borrowers assets have become exposed to a major threat, the Bank shall be entitled at anytime to declare any outstanding loan or other indebtedness (including interest accrued up to the date of payment) due for repayment and the Credit Agreement as cancelled. This cancellation has the same consequences as stated under paragraph Termination.

                        The enclosed "General Conditions" of the Bank which are known to and approved by the Borrower supplement these regulations and are also applicable.

                        Each year within 4 months of the closing date Inficon Holding AG undertakes to submit to the Bank for inspection copies of its public consolidated and unconsolidated audited annual balance sheets and profit and loss statements.

                        The Borrower undertakes to provide the Bank promptly with any other public information in connection with the financial condition of the Borrower or his ability to perform his obligations under this Agreement.

Other conditions        The present Loan Agreement shall be governed by Swiss
                        law. Swiss law shall also be applicable in the interpretation of this Agreement. Any dispute arising out of or in connection with this Agreement shall be submitted for judgement to the ordinary courts of Canton of Zurich at Zurich subject to appeal to the Swiss
                        Federal Court at Lausanne. The Bank has, however, the right to take legal action before the court at the Borrower's domicile or before any other competent court.

                        This Loan Agreement is drawn up in two copies. The Borrower and the Bank receive one copy each. Please return the attached copy duly countersigned by all parties concerned thus signifying your approval with the terms and conditions of this Loan Agreement.

CREDIT SUISSE                                    Inficon Holding AG


/s/ Michael Rentsch      /s/ Barbara Amhof       /s/ James L. Brissenden
Michael Rentsch          Barbara Amhof           /s/ Peter Maier
                                                 -------------------------------
                                                 (Borrower's signature)

Zurich, 23. November 2000
CKZA 11J

"General Conditions"


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




                                     Annex 1

                            to Loan Agreement between

                               Inficon Holding AG
                                       and
                                  CREDIT SUISSE

                                       for
             Credit Frame of USD 30,000,000 dated November 23, 2000

                                  PRICING GRID
                                  ------------

The interest Rates and Guarantee Commissions will be determined according to the Pricing Grid below based on the Total Debt to EBITDA ratio calculated semi-annually on the consolidated figures of Inficon Group. The Pricing Grid will be applied starting on December 31, 2000.

Interest Rate for Fixed Advances
--------------------------------
LIBOR + 1.25% p.a. at present.

LIBOR rate is corresponding to the London Interbank Offering Rate on Telerate page 3740 and/or 3750 and will be rounded at the time of draw down to the next 1/16%.

(i) For tranches equal and greater than CHF 2 million:
--------------------------------------------------------------------------------
                    Level 1        Level II         Level III        Level IV
--------------------------------------------------------------------------------
Total Debt/EBITA   less than    greater than       greater than     greater than
                   1.0x         or equal to 1.0x   2.0 less than    3.0x
                                less than or       or equal to
                                equal to 2.0x      3.0x
--------------------------------------------------------------------------------
LIBOR Margin        75 bps         100 bps           125 bps          150 bps
--------------------------------------------------------------------------------

(ii) For tranches lower than CHF 2 million:
--------------------------------------------------------------------------------
                    Level 1        Level II         Level III        Level IV
--------------------------------------------------------------------------------
Total Debt/EBITA   less than    greater than       greater than     greater than
                   1.0x         or equal to 1.0x   2.0 less than    3.0x
                                less than or       or equal to
                                equal to 2.0x      3.0x
--------------------------------------------------------------------------------
LIBOR Margin        100 bps         125 bps           150 bps          175 bps
--------------------------------------------------------------------------------


Guarantee Commissions on all instruments securing a credit risk
---------------------------------------------------------------

(i) For guarantees equal and greater than CHF 1 million:
-------------------------------------------------------
                          Level 1          Level II
-------------------------------------------------------
Total Debt/EBITA         less than       greater than
                         or equal to     2.0x
                         2.0x
-------------------------------------------------------
Guarantee Commission     60 bps            70 bps
-------------------------------------------------------

(ii) For amounts lower than CHF 1 million:
-------------------------------------------------------
                          Level 1          Level II
-------------------------------------------------------
Total Debt/EBITA         less than       greater than
                         or equal to     2.0x
                         2.0x
-------------------------------------------------------
Guarantee Commission     70 bps            80 bps
-------------------------------------------------------



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


Definitions

Total Debt is defined as follows:
--------------------------------
  Short term interest bearing debt
+ Long term interest bearing debt
= Total Debt

EBITDA is defined as follows:
----------------------------
    Earnings before taxes
+   Interest cost
 ./. Interest income
+   Depreciation
+   Amortisation of goodwill
=   EBITDA

                                            Accepted by:

Inficon Holding AG                           /s/ James L. Brissenden
                                             /s/ Peter Maier
                                            ------------------------------------





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